FOR:                   THE SPORTSMAN'S GUIDE
                       411 Farwell Avenue
                       South Saint Paul, Minn. 55075     FOR IMMEDIATE RELEASE
                       NASDAQ NMS: SGDE

CONTACT:               612-344-1000
                       William P. Bartkowski
                       BlueFire Partners
                       612-344-1012 (direct)

           THE SPORTSMAN'S GUIDE RELEASES 2003 SECOND QUARTER RESULTS

        Sales and EPS Well Above Levels Reported for Same Period in 2002;
                         EPS Above Most Recent Guidance

         SOUTH ST. PAUL, MINN. (7/28/03) -- The Sportsman's Guide, Inc. (NASDAQ
NMS: SGDE) today reported the results of operations for the quarter ended June 30, 2003. Sales for the quarter were $38.0 million, an increase over the $34.8 million reported for the same period one year ago. The Company reported net earnings of $646,000, and earnings of $0.12 per fully diluted share for the quarter, slightly above its most recent guidance. This compares to $317,000, or $0.06 per share, reported for the three months ended June 30, 2002.

         For the six months ended June 30, 2003, sales were $81.8 million, an increase over the $76.3 million reported for 2002. The Company recorded net earnings of $1.6 million, or $0.31 per fully diluted share, for the year, compared to net earnings of $1.1 million, or $0.22 per share, for the first six months ended June 30, 2002.

         Gregory R. Binkley, President and Chief Executive Officer of the Company, stated, "Our strong second quarter results were due in large part to increasing Internet-related sales, which reached 36.5 percent of total sales in the quarter, compared to just under 30 percent of total sales for the same period in 2002. This is an all time record with respect to Internet-related sales as a percentage of total sales."


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         In addition to the higher sales levels, the increase in margins from numerous product categories also contributed to the higher level of profitability. These categories included camping, optics, automotive and hardware products. Total catalog circulation for the quarter was 9.2 million, compared to 8.8 million for the same period in 2002.

         The Sportsman's Guide is a company offering value-priced outdoor gear and general merchandise, with a special emphasis on outdoor clothing, equipment and footwear, sold through both catalogs and Internet websites. The Company's websites include www.sportsmansguide.com, and www.bargainoutfitters.com.



                         - financial highlights follow -



THIS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WHICH ARE SUBJECT TO CHANGE BASED ON VARIOUS IMPORTANT FACTORS, INCLUDING BUT NOT LIMITED TO GENERAL ECONOMIC CONDITIONS, A CHANGING MARKET ENVIRONMENT FOR THE COMPANY'S PRODUCTS AND THE MARKET ACCEPTANCE OF THE COMPANY'S CATALOGS, INTERNET SITES AND OFFERINGS.


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                           THE SPORTSMAN'S GUIDE, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                            (In thousands of dollars)

                                                             June 30,       June 30,     December 31,
                                                               2003           2002           2002
                                                             --------       --------     ------------
                                ASSETS
CURRENT ASSETS
     Cash and cash equivalents                               $11,497        $ 3,938        $17,152
     Accounts receivable - net                                 1,682          1,613          3,014
     Inventory                                                23,946         21,728         20,593
     Promotional material                                      1,889          2,845          2,540
     Prepaid expenses and other                                2,034          1,376          1,133
     Deferred income taxes                                     2,525          1,710          2,409
                                                             -------        -------        -------
        Total current assets                                  43,573         33,210         46,841
PROPERTY AND EQUIPMENT, NET                                    2,440          3,139          2,672
                                                             -------        -------        -------
        Total assets                                         $46,013        $36,349        $49,513
                                                             =======        =======        =======

                 LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                        $13,370        $10,744        $16,230
     Accrued expenses and other current liabilities           10,605          7,702         12,543
                                                             -------        -------        -------
        Total current liabilities                             23,975         18,446         28,773
LONG-TERM LIABILITIES                                            218            198            119
                                                             -------        -------        -------
        Total liabilities                                     24,193         18,644         28,892
SHAREHOLDERS' EQUITY                                          21,820         17,705         20,621
                                                             -------        -------        -------
        Total liabilities and shareholders' equity           $46,013        $36,349        $49,513
                                                             =======        =======        =======








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                           THE SPORTSMAN'S GUIDE, INC.
                       CONSOLIDATED STATEMENTS OF EARNINGS
                                   (Unaudited)

                    For The Three Months And Six Months Ended
                             June 30, 2003 and 2002

                      (In thousands, except per share data)

                                                   Three months ended June 30,      Six months ended June 30,
                                                   ---------------------------      -------------------------
                                                      2003             2002           2003             2002
                                                    --------         -------        --------         -------
Sales                                               $ 38,041         $34,791        $ 81,790         $76,256
Cost of sales                                         26,097          24,240          55,649          52,402
                                                    --------         -------        --------         -------
     Gross profit                                     11,944          10,551          26,141          23,854
Selling, general and administrative expenses          10,902          10,057          23,632          22,144
                                                    --------         -------        --------         -------
     Earnings from operations                          1,042             494           2,509           1,710
Miscellaneous income (expense), net                      (33)              4              (4)             33
                                                    --------         -------        --------         -------
     Earnings before income taxes                      1,009             498           2,505           1,743
Income tax expense                                       363             181             902             642
                                                    --------         -------        --------         -------
     Net earnings                                   $    646         $   317        $  1,603         $ 1,101
                                                    ========         =======        ========         =======

Net earnings per share:
     Basic                                          $    .14         $   .07        $    .34         $   .23
                                                    ========         =======        ========         =======
     Diluted                                        $    .12         $   .06        $    .31         $   .22
                                                    ========         =======        ========         =======

Weighted average common and common
 equivalent shares outstanding:
     Basic                                             4,748           4,753           4,753           4,751
                                                    ========         =======        ========         =======
     Diluted                                           5,249           5,047           5,184           4,966
                                                    ========         =======        ========         =======